UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 10, 2004

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 10, 2004, The J. Jill Group, Inc. (the “Company”) entered into separate agreements with certain employees of the Company regarding the protection of the Company’s property.  The agreements include provisions relating to the protection of confidential information and intellectual property and covenants not to compete with the Company or solicit the Company’s employees.  Copies of the agreements with the Company’s current named executive officers are attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K.

On December 10, 2004, the Board of Directors of the Company approved an amendment to the Company’s Amended 1998 Employee Stock Purchase Plan to make clear that salary reduction amounts pursuant to a qualified transportation fringe benefit program pursuant to Section 132(f) of the Internal Revenue Code of 1986 and any elective deferrals to a nonqualified deferred compensation plan are included in a participating employee’s base pay for purposes of the plan. A copy of the Second Amended and Restated 1998 Employee Stock Purchase Plan is attached as Exhibit 10.6 to this Current Report on Form 8-K.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 10, 2004, Samuel L. Shanaman, a Class A Director of the Company, Chairman of the Compensation Committee of the Board of Directors and a member of the Audit Committee of the Board of Directors, retired from the Board of Directors. Also on December 10, 2004, the Board of Directors of the Company elected Michael P. Sherman as a Class A Director of the Company to fill the vacancy created by Mr. Shanaman’s resignation.  Mr. Sherman’s initial term will expire at the Company’s 2005 annual meeting of stockholders or special meeting in lieu thereof.  Mr. Sherman was also appointed to the Audit Committee of the Board of Directors.

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits

10.1	Agreement to Protect Corporate Property, effective as of December 10, 2004, between the Company and Dennis J. Adomaitis

10.2	Agreement to Protect Corporate Property, effective as of December 10, 2004, between the Company and Olga L. Conley

10.3	Agreement to Protect Corporate Property, effective as of December 10, 2004, between the Company and Gordon R. Cooke

10.4	Agreement to Protect Corporate Property, effective as of December 10, 2004, between the Company and John J. Hayes

10.5	Agreement to Protect Corporate Property, effective as of December 10, 2004, between the Company and Stephen L. Pearson

10.6	Second Amended and Restated 1998 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: December 15, 2004	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)